Prospectus Supplement -- April 26, 2005*

Fund Name                                      Prospectus Form #
AXP Partners Growth Fund (July 30, 2004)          S-6261-99 D

The information regarding Eagle Asset Management, Inc. (Eagle) in the "Principal Investment Strategies" section has been removed. The "Principal Investment Strategies" section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in publicly traded U.S. securities. The Fund will invest mainly in large cap companies but may invest in companies of any size or capitalization. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of equity investments that have sufficient growth potential for consistent long-term growth. The Fund will generally select established companies with revenue and profits that are either stable and predictable or growing at above average rates.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadvisers. AEFC has selected two independent asset managers, Goldman Sachs Asset Management, L.P. (GSAM) and Wellington Management Company, LLP (Wellington Management) (the Subadvisers), to subadvise the Fund. Each Subadviser acts independently of the other and uses its own methodology for selecting stocks.

GSAM

GSAM Growth Team's investment philosophy is "wealth is created through the long-term ownership of a growing business." Throughout the investment process, the team views each purchase as if it were buying the entire business enterprise.

GSAM's investment approach is to look at individual companies to find those companies whose stocks will appreciate as a result of the above average long-term growth of the underlying business. In selecting stocks, GSAM identifies potential investments through an extensive research process, focusing on key characteristics including strong business franchises and an established brand name, dominant market share, recurring revenue stream and free cash flow. Other characteristics include pricing power, a long product life cycle and favorable demographic trends. GSAM research also focuses on the strength of the company's management team.

The GSAM decision to sell or reduce holdings in a stock depends on many factors, including, but not limited to, a deterioration in the business fundamentals; when the price of the stock substantially exceeds what GSAM deems to be the worth of the business; if a holding grows beyond the weight with which GSAM is comfortable from a risk perspective; and when the company is acquired or becomes the subject of a leveraged buy-out.

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If a company continues to operate within GSAM expectations, even if the stock price has declined significantly, GSAM may continue to hold it if they believe that the worth of the business does not coincide with the stock price. Decisions are based on the reward/risk opportunity.

Wellington Management

In selecting investments for the Fund, Wellington Management's Growth Team invests in the stocks of successful, growing companies. Wellington Management's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, Wellington Management performs in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline. Using a unique valuation measure in each industry, Wellington Management ranks each stock based on its upside return potential relative to its down side risk. Wellington Management typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below median. Wellington Management may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. Wellington Management may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The rest of the section remains unchanged.

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The information regarding Eagle in the "Investment Manager" section has been deleted. The "Investment Manager" section has been revised to include the following information:

Wellington Management

John A. Boselli, CFA, Senior Vice President and Partner of Wellington Management has served as portfolio manager for the Fund since April 2005. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, he was an investment professional with Putnam Investments Inc., for six years (1996-2002).

Andrew J. Shilling, Senior Vice President and Partner of Wellington Management has been involved in portfolio management and securities analysis for the Fund since April 2005. Mr. Shilling joined Wellington Management as an investment professional in 1994.

Wellington Management is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

The rest of the section remains unchanged.

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S-6261-2 A (4/05)

Valid until next update.

* Destroy July 29, 2005